UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

FortuneX Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43307	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Fl. New York, NY 10036	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, and one-half of one warrant	FXACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001	FXAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	FXACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 18, 2026, FortuneX Acquisition Corporation, a Cayman Islands exempted company (“FortuneX”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with WT Realty Group Inc., a Delaware corporation (the “Company” or “WT Realty”) and FortuneX Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of FortuneX (“Merger Sub”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) FortuneX will de-register under the Cayman Islands Companies Act (As Revised) and domesticate as a corporation incorporated in the State of Delaware (the “Domestication”) and (ii) immediately following the Domestication, Merger Sub will merge with and into WT Realty (the “Merger” and, together with the Domestication and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with WT Realty surviving the Merger as a wholly-owned subsidiary of FortuneX (renamed in connection with the Domestication, “PubCo”).

The Business Combination Agreement and the Business Combination were unanimously approved by the boards of directors of each of FortuneX, WT Realty and Merger Sub.

Capitalized terms used but not otherwise defined in this Report have the meanings ascribed to such terms in the Business Combination Agreement.

The Domestication

Immediately prior to the Domestication, holders of FortuneX ordinary shares will have the opportunity to redeem eligible ordinary shares in accordance with FortuneX’s amended and restated memorandum and articles of association and the trust agreement governing FortuneX’s trust account. At the effective time of the Domestication (the “Domestication Effective Time”), each issued and outstanding FortuneX ordinary share (after giving effect to such redemptions) will automatically convert into one share of PubCo Class A common stock, par value $0.0001 per share (“PubCo Class A Common Stock”). Each issued and outstanding FortuneX unit will automatically separate into its component securities consisting of one FortuneX ordinary share and one-half of one FortuneX warrant and will thereafter cease to be outstanding. Each outstanding FortuneX warrant will cease to represent a right to acquire FortuneX ordinary shares and will become a warrant to acquire, on the same terms and conditions applicable immediately prior to the Domestication, an equal number of shares of PubCo Class A Common Stock, subject to adjustment in accordance with the warrant agreement.

Concurrently with the Domestication, FortuneX will file a certificate of incorporation with the Secretary of State of the State of Delaware substantially in the form attached to the Business Combination Agreement and will adopt bylaws substantially in the form attached thereto.

The Merger and Merger Consideration

At the effective time of the Merger (the “Merger Effective Time”), Merger Sub will merge with and into WT Realty, with WT Realty surviving as a wholly owned subsidiary of PubCo. Subject to the terms and conditions of the Business Combination Agreement, the aggregate consideration payable to WT Realty securityholders in connection with the Merger is 60,000,000 shares of PubCo Common Stock (the “Aggregate Merger Consideration”), representing the agreed equity value of WT Realty of $600 million divided by a reference price of $10.00 per share. The Aggregate Merger Consideration is a fixed number of shares and is not subject to any adjustment for cash, indebtedness, net debt, working capital or any similar item, whether before or after the date of the Business Combination Agreement, or to any purchase price adjustment, escrow or holdback. Each share of Company Class A Common Stock outstanding immediately prior to the Merger Effective Time, other than certain excluded shares, will be converted into the right to receive a number of shares of PubCo Class A Common Stock equal to the Consideration Ratio, and each share of Company Class B Common Stock outstanding immediately prior to the Merger Effective Time, other than certain excluded shares, will be converted into the right to receive a number of shares of PubCo Class B Common Stock equal to the Consideration Ratio.

Governance

The Business Combination Agreement provides that immediately following the Merger Effective Time, the board of directors of PubCo will consist of seven (7) directors, of whom six (6) will be designated by the Company (three of whom shall be independent directors) and one (1) independent director will be designated by FortuneX Investment Partners Limited, FortuneX’s sponsor (the “Sponsor”), in each case subject to applicable law and Nasdaq rules. The initial officers of PubCo and the Surviving Corporation will be the individuals identified in the schedules to the Business Combination Agreement. Certain executive employees of the Company to be identified by FortuneX and the Company are also expected to enter into employment agreements with PubCo, effective as of the Closing, on terms to be mutually agreed prior to the Closing.

Registration Statement and Shareholder Approvals

As promptly as practicable following receipt from the Company of the information required for inclusion therein, including the Company’s PCAOB-audited financial statements, FortuneX and the Company will cooperate in the preparation, and FortuneX will file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (the “Registration Statement”). The Registration Statement will include a combined proxy statement and prospectus relating to the meeting of FortuneX shareholders at which FortuneX will seek approval of the Transactions and the other proposals required to consummate the Transactions. The Company is also required to obtain the approval of its stockholders in accordance with the Business Combination Agreement and applicable law.

Transaction Financing

During the period between signing and Closing, FortuneX may, with the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed), seek and negotiate one or more PIPE investments or other financing arrangements in connection with the Transactions (collectively, the “Transaction Financing”). The Company and its senior management are required to reasonably cooperate with FortuneX in connection with any such Transaction Financing, subject to the limitations set forth in the Business Combination Agreement. As of the date of this Report, the Business Combination Agreement does not identify any executed Transaction Financing commitment.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of the Company, FortuneX and Merger Sub for transactions of this nature, including with respect to organization and authority, capitalization, financial statements and SEC reporting, compliance with laws, material contracts, litigation, taxes and other matters. The representations and warranties generally do not survive the Closing.

The Business Combination Agreement also contains customary covenants, including covenants relating to the conduct of the respective businesses during the period between execution of the Business Combination Agreement and the Closing, preparation and filing of the Registration Statement and other SEC filings, access to information, efforts to obtain required governmental and third-party consents, Nasdaq listing, indemnification and directors’ and officers’ insurance, tax matters, shareholder litigation and the adoption of a PubCo equity incentive plan. The Business Combination Agreement further restricts the parties from pursuing certain alternative transactions, subject to the terms and exceptions set forth therein.

Closing; Conditions to Closing

Unless the Business Combination Agreement is earlier terminated, the Closing will take place virtually on the second Business Day after the satisfaction or waiver (to the extent permitted by applicable law) of the conditions set forth in the Business Combination Agreement, other than the Domestication and conditions that by their nature are to be satisfied at the Closing, or at such other time, date and location as FortuneX and the Company may agree in writing.

The obligations of the parties to consummate the Transactions are subject to customary conditions, including, among others: (i) the absence of any law or order making the Transactions illegal or otherwise prohibiting or enjoining their consummation; (ii) the effectiveness of the Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with no stop order in effect and no pending SEC proceeding seeking such a stop order; (iii) receipt of the requisite FortuneX shareholder approval and Company stockholder approval; (iv) the composition of the PubCo board of directors as contemplated by the Business Combination Agreement; and (v) approval of the PubCo listing application and the shares of PubCo common stock to be issued in connection with the Transactions for listing on Nasdaq, subject only to official notice of issuance, with PubCo satisfying the applicable Nasdaq initial listing requirements immediately following the Closing.

The obligations of FortuneX and Merger Sub are subject to additional conditions, including the Company’s performance in all material respects of its covenants, the accuracy of its representations and warranties under the applicable bring-down standards, the absence of a continuing Material Adverse Effect, delivery of an officer’s certificate, receipt of required Company consents, execution and effectiveness of the applicable Lock-Up Agreements and A&R Registration Rights Agreement, and continued effectiveness and material performance under the Company Shareholder Support Agreement. The Company’s obligations are subject to corresponding performance and representation-and-warranty conditions applicable to FortuneX and Merger Sub, filing of the PubCo certificate of incorporation, execution of the A&R Registration Rights Agreement by the required parties, continued effectiveness and material performance under the Sponsor Support Agreement, and repayment of Sponsor Loans and payment of Transaction Expenses.

Termination

The Business Combination Agreement may be terminated prior to the Closing under specified circumstances, including: (i) by mutual written consent of FortuneX and the Company; (ii) by either party if a final, non-appealable law or order permanently restrains, enjoins or otherwise prohibits the Transactions, subject to specified limitations; (iii) by either party if the requisite FortuneX shareholder approval is not obtained at the applicable shareholder meeting; (iv) by FortuneX if the Company stockholder approval is not obtained and delivered by the deadline specified in the Business Combination Agreement; (v) by either party if the Closing has not occurred on or prior to May 26, 2027 (the “Outside Closing Date”), subject to specified limitations; (vi) by FortuneX if the Company does not deliver the required PCAOB-audited financial statements by October 30, 2026; and (vii) by either FortuneX or the Company upon certain uncured breaches by the other party that would cause specified closing conditions not to be satisfied.

The Business Combination Agreement also provides for a $500,000 termination fee payable by a breaching party to the non-breaching party if the Business Combination Agreement is terminated for a material breach under the specified termination provisions. In addition, the termination fee may become payable following a termination for failure to close by the Outside Closing Date where a delay of more than six months is primarily attributable to a party’s failure to use commercially reasonable efforts to consummate the Transactions, subject to the exceptions set forth in the Business Combination Agreement, including delays primarily attributable to regulatory review, completion of the Company’s audit, SEC review, general market conditions or other circumstances outside the applicable party’s reasonable control.

Sponsor Loans

In connection with the Business Combination Agreement, WT Realty has agreed to provide, or cause to be provided, to Sponsor non-interest-bearing loans in an aggregate principal amount of $2,431,250, consisting of $931,250 released from escrow upon execution of the Business Combination Agreement and three additional payments of $500,000 each upon specified transaction milestones. The Sponsor Loans will be evidenced by separate promissory notes and related loan documentation. All Sponsor Loans will be due and payable in full upon consummation of the Business Combination and will be repaid at Closing, at Sponsor’s election, either in cash from Available Closing Cash or through the issuance or transfer of equity securities, including Founder Shares, valued at $10.00 per share.

SPAC Transaction Expenses; Expense Cap

If the Closing occurs on or prior to May 26, 2027, FortuneX transaction expenses payable by PubCo, WT Realty or from Available Closing Cash are capped at $1.5 million, excluding deferred underwriting commissions, certain deferred professional fees contingent upon Closing, D&O tail insurance premiums and extension fees or contributions. Any FortuneX transaction expenses exceeding such cap, other than the excluded amounts, will be borne by FortuneX and Sponsor.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor and certain other holders of FortuneX securities entered into a Sponsor Support Agreement with FortuneX and the Company (the “Sponsor Support Agreement”). Pursuant to the Sponsor Support Agreement, and subject to its terms and conditions, the parties thereto have agreed, among other things, to vote their FortuneX securities in favor of the Transactions and the other proposals presented to FortuneX shareholders in connection with the Transactions, waive certain redemption and anti-dilution rights, and comply with specified restrictions with respect to their FortuneX securities. In addition, pursuant to the Sponsor Support Agreement, the Sponsor has granted the Company a call option, exercisable for a period of 12 months following the Closing, to purchase all or any portion of the Sponsor’s FortuneX securities (including Founder Shares, Private Placement Units and promissory notes) for an aggregate purchase price of $4,000,000.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Company Shareholder Support Agreement

The Business Combination Agreement requires the Company stockholders identified in the applicable Company schedule to execute and deliver a Company Shareholder Support Agreement substantially in the form attached to the Business Combination Agreement (the “Company Shareholder Support Agreement”), pursuant to which such stockholders will agree, among other things and subject to the terms thereof, (i) to the Business Combination Agreement and the Transactions, including by executing and delivering the Company Stockholder Written Consent, (ii) to vote their Subject Shares against competing business combinations, Acquisition Proposals and other proposals or transactions that could impede, interfere with, delay, frustrate, prevent or nullify the Merger or the other Transactions, (iii) to comply with restrictions on the transfer of their Subject Shares, (iv) not to solicit, initiate, encourage or facilitate alternative Acquisition Proposals or participate in related discussions or negotiations, (v) to irrevocably waive appraisal and dissenters’ rights under the DGCL and any similar statute in connection with the Transactions and the Business Combination Agreement, and (vi) to provide mutual releases effective as of the Merger Effective Time, subject to specified carve-outs, including rights and obligations under the Business Combination Agreement and the Additional Agreements, indemnification and insurance rights, claims for fraud, certain loans and compensation arrangements, rights relating to the Call Option and rights held as a PubCo shareholder following the Merger Effective Time. The Company Shareholder Support Agreement will terminate upon the earlier of the Merger Effective Time or termination of the Business Combination Agreement, subject to specified provisions that survive. In addition, no amendment, modification, supplement or waiver of the Business Combination Agreement that reduces or changes the Per Share Merger Consideration, adversely affects the rights, preferences or privileges of the Company Class B Common Stock or the holders thereof, adversely affects the governance or control rights contemplated by the Business Combination Agreement or the Additional Agreements, increases the obligations, liabilities or commitments of the Company Shareholders, or extends the Outside Closing Date will be effective or binding on an adversely affected Company Shareholder unless approved in writing by Company Shareholders holding at least a majority in interest of the Subject Shares held by the adversely affected Company Shareholders. The continued effectiveness of, and material performance by the Company stockholders under, the Company Shareholder Support Agreement is a condition to FortuneX’s and Merger Sub’s obligations to consummate the Transactions.

The foregoing description of the form of Company Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Company Shareholder Support Agreement, which is filed as Exhibit 10.2 to this Report and incorporated herein by reference.

Lock-Up Agreements

At the Closing, certain Company securityholders and the Sponsor will enter into lock-up agreements substantially in the form attached as Exhibit D to the Business Combination Agreement (the “Lock-Up Agreements”). The execution and delivery of the applicable Lock-Up Agreements by the required Company securityholders, and their continued effectiveness, are conditions to FortuneX’s and Merger Sub’s obligations to consummate the Transactions.

The foregoing description of the form of Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, which is filed as Exhibit 10.3 to this Report and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the Closing, FortuneX, the Sponsor and certain Company securityholders will enter into an amended and restated registration rights agreement substantially in the form attached as Exhibit E to the Business Combination Agreement (the “A&R Registration Rights Agreement”). The A&R Registration Rights Agreement will amend and restate the existing registration rights arrangements and provide the parties thereto with registration rights with respect to specified PubCo securities, in each case on the terms and subject to the conditions set forth therein.

The foregoing description of the form of A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, which is filed as Exhibit 10.4 to this Report and incorporated herein by reference.

Additional Information Concerning the Business Combination Agreement

The foregoing description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Report and incorporated herein by reference. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about FortuneX, the Company, Merger Sub or their respective subsidiaries or affiliates.

The representations, warranties and covenants contained in the Business Combination Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in FortuneX’s public disclosures.

Item 7.01.	Regulation FD Disclosure.

On September 18, 2026, FortuneX and the Company issued a joint press release announcing the execution of the Business Combination Agreement and the proposed Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed Transactions, FortuneX intends to file with the SEC the Registration Statement on Form S-4, which will include a proxy statement/prospectus of FortuneX. After the Registration Statement is declared effective, FortuneX will mail the definitive proxy statement/prospectus and other relevant materials to its shareholders as of the record date established for voting on the proposed Transactions. This Report is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that FortuneX may file with the SEC in connection with the proposed Transactions.

INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FORTUNEX, THE COMPANY AND THE PROPOSED TRANSACTIONS.

Investors and securityholders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and other documents filed by FortuneX with the SEC through the website maintained by the SEC at www.sec.gov. The documents filed by FortuneX with the SEC also may be obtained free of charge upon written request to FortuneX Acquisition Corporation, 1185 Avenue of the Americas, 3rd Fl., New York, New York 10036.

Participants in the Solicitation

FortuneX, the Company and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FortuneX shareholders in connection with the proposed Transactions. Information regarding FortuneX’s directors and executive officers is set forth in FortuneX’s filings with the SEC. Additional information regarding the persons who may be deemed participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Registration Statement and the proxy statement/prospectus and other relevant materials filed with the SEC when they become available. Investors and securityholders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions. This Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an applicable exemption therefrom.

Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed Transactions. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and “will,” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the proposed Transactions, the anticipated benefits of the proposed Transactions, the anticipated timing of the Closing, the ability of the parties to consummate the proposed Transactions, the expected ownership and governance of PubCo following the Closing, the ability to obtain required shareholder, regulatory and Nasdaq approvals, the availability and terms of any Transaction Financing, and the expected future performance and operations of PubCo and the Company.

These forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties, many of which are beyond the control of FortuneX and the Company, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others: the risk that the proposed Transactions may not be completed in a timely manner or at all; the failure to satisfy the conditions to consummation of the proposed Transactions, including obtaining the required approvals of FortuneX shareholders and Company stockholders, the effectiveness of the Registration Statement and Nasdaq approval; the level of redemptions by FortuneX shareholders; the ability to obtain any Transaction Financing on acceptable terms or at all; the occurrence of any event, change or other circumstance that could give rise to termination of the Business Combination Agreement; the effect of the announcement or pendency of the proposed Transactions on the Company’s business relationships, operating results and business generally; risks that the proposed Transactions disrupt current plans and operations of the Company; the outcome of any legal proceedings that may be instituted against FortuneX, the Company or others following announcement of the proposed Transactions; the ability of PubCo to meet Nasdaq listing standards following the Closing; costs related to the proposed Transactions; changes in applicable laws or regulations; and the possibility that FortuneX, the Company or PubCo may be adversely affected by other economic, business or competitive factors.

Additional risks and uncertainties will be described in the Registration Statement and the proxy statement/prospectus and in FortuneX’s other filings with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. Neither FortuneX nor the Company undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1†*	Business Combination Agreement, dated as of September 18, 2026, by and among FortuneX Acquisition Corporation, WT Realty Group Inc. and FortuneX Merger Sub Inc.
10.1	Sponsor Support Agreement, dated as of September 18, 2026, by and among WT Realty Group Inc., FortuneX Acquisition Corporation and FortuneX Investment Partners Limited
10.2†	Company Support Agreement
10.3	Form of Lock-Up Agreement
10.4	Form of Amended and Restated Registration Rights Agreement.
99.1	Press Release, dated September 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. FortuneX agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.
*	Certain personally identifiable information has been omitted from this Exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuneX Acquisition Corporation

Date: September 22, 2026	By:	/s/ Daniel M. McCabe
	Name:	Daniel M. McCabe
	Title:	Chief Executive Officer